Contents of Significant Accounts - Cash and Cash Equivalents (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2023 TWD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 TWD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 TWD ($)	Dec. 31, 2020 TWD ($)
Cash And Cash Equivalents [Abstract]
Cash on hand and petty cash	$ 6,200		$ 6,023
Checking and savings accounts	50,322,942		42,422,443
Time deposits	80,276,114		125,467,386
Repurchase agreements collateralized by government bonds and corporate notes	1,948,359		5,922,925
Total	$ 132,553,615	$ 4,328,988	$ 173,818,777	$ 5,676,642	$ 132,622,131	$ 94,048,036